Rule 497(e)
Registration No. 333-273052

Roundhill ETF Trust

(the “Trust”)

Roundhill Nasdaq-100® 0DTE Covered Call Strategy ETF
(formerly Roundhill Innovation-100 0DTE Covered Call Strategy ETF)

(the “Fund”)

September 18, 2026

Supplement to the Fund’s Prospectus and Summary Prospectus
Dated August 31, 2026

Notwithstanding anything to the contrary in the Fund’s Prospectus and Summary Prospectus, the Fund’s “Fees and Expenses of the Fund” subsection is deleted in its entirety and replaced with the below:

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.95%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.96%
Fee Waiver and Expense Reimbursement Agreement(2)	0.00%
Net Annual Fund Operating Expenses	0.96%

(1)	The investment advisory agreement between the Trust and Roundhill Financial Inc. (“Roundhill”) utilizes a unitary fee arrangement pursuant to which Roundhill will pay all operating expenses of the Fund, except Roundhill’s management fees, interest charges on any borrowings (including net interest expenses incurred in connection with an investment in reverse repurchase agreements or futures contracts), dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments (including any net account or similar fees charged by futures commission merchants), accrued deferred tax liability and extraordinary expenses.
(2)	Pursuant to a contractual agreement, the Fund’s investment adviser has agreed to waive its management fee and reimburse certain expenses to prevent the sum of the Fund’s management fee and acquired fund fees and expenses from exceeding 0.99% until May 1, 2028. This agreement may be terminated by the Board of Trustees of the Trust at any time, upon 60 days’ prior written notice, or by Roundhill, only after May 1, 2028, upon 60 days’ prior written notice.

Please Keep this Supplement for Future Reference